Russell Global Infrastructure

Advisory Fee Waiver

06/28/10 to 02/28/12

June 28, 2010

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Global Infrastructure Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2012, 0.25% of its 1.25% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Global Credit Strategies

Advisory Fee Waiver

06/28/10 to 02/28/12

June 28, 2010

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Global Credit Strategies Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2012, 0.27% of its 1.00% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Global Infrastructure

Transfer Agency Fee Waiver

06/28/10 to 02/28/12

June 28, 2010

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Global Infrastructure Fund (the “Fund”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as transfer agent to Russell Investment Company (“RIC”), agrees to waive, at least through February 28, 2012, 0.02% of its transfer agency fees for Class A, C, E and S Shares of the Fund.

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 28, 2012, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Global Credit Strategies

Transfer Agency Fee Waiver

06/28/10 to 02/28/12

June 28, 2010

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Global Credit Strategies Fund (the “Fund”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as transfer agent to Russell Investment Company (“RIC”), agrees to waive, at least through February 28, 2012, 0.09% of its transfer agency fees for Class A, C, E and S Shares of the Fund.

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 28, 2012, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer